GraniteShares ETF Trust

Notes to Quarterly Schedules of Investments March 31, 2025 (Unaudited)

1.	FAIR VALUE MEASUREMENT

The Financial Accounting Standards Board (FASB) established a framework for measuring fair value in accordance with U.S. GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the exchange traded fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The hierarchy classification of inputs used to value each Fund’s investments is disclosed at the end of the Fund’s Schedule of Investments.

2.	CONSOLIDATED SUBSIDIARY

The GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF invests in certain commodity-related investments through GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary (the “Subsidiary”).

The following table reflects the net assets of the Subsidiary as a percentage of the GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF’s net assets at March 31, 2025:

Fund	Wholly Owned Subsidiary	Value	Percentage of Fund’s Net Assets
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	GraniteShares BCOM Cayman Limited	$21,724,389	20.88%

GraniteShares ETF Trust
Consolidated Schedule of Investments
GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF
March 31, 2025 (Unaudited)

Investments	Principal Amount	Value
UNITED STATES TREASURY OBLIGATIONS - 87.93%(a)
United States Treasury Bill, 4.242% , 04/17/2025 (b)	$30,000,000	$29,943,407
United States Treasury Bill, 4.216% , 05/27/2025	32,000,000	31,789,291
United States Treasury Bill, 4.213% , 06/17/2025 (b)	30,000,000	29,732,746
TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $91,463,884)		91,465,444
TOTAL INVESTMENTS - 87.93%
(Cost $91,463,884)		$91,465,444
Other Assets In Excess Of Liabilities - 12.07%		12,556,853	(c)
NET ASSETS (100.00%)		$104,022,297

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 1.
(c)	Includes cash which is being held as collateral for futures contracts.

At March 31, 2025, open futures contracts were as follows:

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
Brent Crude(a)	101	05/30/25	Long	$7,470,970	$499,640	–
Coffee ‘C’(a)	24	05/19/25	Long	3,417,750	–	(300,825)
Copper(a)	49	05/28/25	Long	6,166,650	390,800	–
Corn(a)	237	05/14/25	Long	5,418,413	–	(455,232)
Cotton No.2(a)	45	05/07/25	Long	1,503,675	–	(12,405)
Gasoline RBOB(a)	24	04/30/25	Long	2,309,026	–	(16,716)
Gold 100 Oz(a)	52	06/26/25	Long	16,381,559	969,359	–
KC Hard Red Winter Wheat(a)	64	05/14/25	Long	1,782,400	–	(133,063)
Lean Hogs(a)	53	06/13/25	Long	2,019,830	–	(58,680)
Live Cattle(a)	44	06/30/25	Long	3,584,240	112,010	–
LME Lead(a)	19	05/19/25	Long	951,919	4,305	–
LME Nickel(a)	27	05/19/25	Long	2,562,898	34,847	–
LME Primary Aluminum(a)	68	05/19/25	Long	4,300,014	–	(177,659)
LME Zinc(a)	32	05/19/25	Long	2,279,040	3,775	–
Low Sulphur Gasoil(a)	39	05/12/25	Long	2,659,800	–	(32,825)
Natural Gas(a)	247	04/28/25	Long	10,173,929	1,010,439	–
NY Harbor ULSD(a)	22	04/30/25	Long	2,106,166	–	(42,915)
Silver(a)	28	05/28/25	Long	4,845,540	250,080	–
Soybean(a)	115	05/14/25	Long	5,834,813	–	(194,281)
Soybean Meal(a)	112	05/14/25	Long	3,278,240	–	(122,100)
Soybean Oil(a)	131	05/14/25	Long	3,528,354	–	(81,054)
Sugar #11(a)	133	04/30/25	Long	2,809,386	86,812	–
Wheat (CBT)(a)	100	05/14/25	Long	2,685,000	–	(234,824)
WTI Crude(a)	91	04/22/25	Long	6,504,680	66,080	–
Total Futures Contracts					3,428,147	(1,862,579)
Net Unrealized Appreciation					1,565,568	–

Description	Number of Contracts	Expiration Date	Contract Type	Notional Amount	Value/Unrealized Appreciation	Value/Unrealized Depreciation
LME Lead(a)	(1)	05/19/25	Short	$(50,101)	$433	$–
LME Nickel(a)	(2)	05/19/25	Short	(189,844)	4,803	–
LME Primary Aluminum(a)	(4)	05/19/25	Short	(252,942)	5,503	–
LME Zinc(a)	(1)	05/19/25	Short	(71,220)	2,575	–
Total Futures Contracts					13,314	–
Net Unrealized Appreciation					13,314	–

(a)	A portion or all of the security is owned by GraniteShares BCOM Cayman Limited, a wholly-owned subsidiary of the Fund. See Note 1.

GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$91,465,444	$–	$91,465,444
Total	$–	$91,465,444	$–	$91,465,444

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$3,441,461	$–	$–	$3,441,461
Liabilities
Futures Contracts	$(1,862,579)	$–	$–	$(1,862,579)
Total	$1,578,882	$–	$–	$1,578,882